UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

275 Gibraltar Drive Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 736-6900
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Alliance Fiber Optic Products, Inc. held on May 17, 2013, the following actions were taken:

Proposal 1: Peter C. Chang and Richard Black were elected as Class I directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Class III Director	For	Withheld	Broker Non-Votes
Peter C. Chang	5,407,809	170,398	1,639,514
Richard Black	5,353,902	224,325	1,639,514

Proposal 2: Ratification of the appointment of Marcum LLP, as the Company’s independent registered public accountant:

For	Against	Abstain
6,965,454	233,729	18,558

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 17, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By:	/s/ Anita K. Ho
Anita K. Ho
Acting Chief Financial Officer